Exhibit 99.1

Quoin Pharmaceuticals Announces Private Placement Financing of Up to $104.5 Million

PIPE financing included participation from leading healthcare-focused institutional investors including AIGH Capital Management, Soleus Capital, Nantahala Capital, Diadema Partners, Stonepine Capital Management, ADAR1 Capital Management, and Velan Capital, among others

ASHBURN, Va., Oct. 10, 2025 (GLOBE NEWSWIRE) -- Quoin Pharmaceuticals Ltd. (NASDAQ: QNRX) (the “Company” or “Quoin”), a late clinical-stage specialty pharmaceutical company focused on rare and orphan diseases, today announced that it has entered into a securities purchase agreement with new healthcare focused institutional investors with the potential to raise up to $104.5 million in gross proceeds, including initial upfront funding of $16.5 million and up to an additional $88.0 million upon the potential cash exercise of accompanying warrants at the election of the investors. The private placement was priced at a premium to the Company’s prior day’s closing stock price.

The financing includes participation from new healthcare-focused investors, including AIGH Capital Management, Soleus Capital, Nantahala Capital, Diadema Partners, Stonepine Capital Management, ADAR1 Capital Management, and Velan Capital, among others.

Maxim Group LLC is acting as sole placement agent for the private placement.

Pursuant to terms of the securities purchase agreement, Quoin will issue an aggregate of 1,993,940 American Depository Shares (“ADSs”) (or pre-funded warrants in lieu thereof) and accompanying warrants to purchase up to an aggregate of 7,975,760 ADSs, at a combined purchase price of $8.25 per ADS and accompanying warrants, in accordance with the "Minimum Price" requirement as defined in the Nasdaq rules. The accompanying warrants will consist of four tranches:

•	Series H warrants to purchase up to 1,993,940 ADSs at an exercise price of $9.075 per ADS for an aggregate exercise price of up to $18.1 million. The Series H warrants are immediately exercisable and will expire on the earlier of (i) 30 days after the Company’s public announcement that the Company has received Type C meeting minutes from the FDA indicating openness to baseline-controlled pivotal studies for QRX003 for the treatment of Netherton Syndrome and (ii) five years from the date of issuance.

•	Series I warrants to purchase up to 1,993,940 ADSs at an exercise price of $10.3125 per ADS for an aggregate exercise price of up to $20.6 million. The Series I warrants are immediately exercisable and expire as follows: 50% of the Series I warrants will expire on the earlier of (i) 30 days after the Company’s public announcement that the primary endpoint has been met in the monotherapy pivotal trial of QRX003 for the treatment of Netherton Syndrome and (ii) five years from the date of issuance; and the remaining 50% of Series I warrants will expire on the earlier of (i) 30 days after the Company’s public announcement that the primary endpoint has been met in the adjuvant pivotal trial of QRX003 for the treatment of Netherton Syndrome and (ii) five years from the date of issuance.

•	Series J warrants to purchase up to 1,993,940 ADSs at an exercise price of $12.375 per ADS for an aggregate exercise price of up to $24.7 million. The Series J warrants are immediately exercisable and will expire on the earlier of (i) 30 days after the public announcement of the receipt of either accelerated or traditional approval by the FDA of QRX003 for the treatment of Netherton Syndrome and (ii) five years from the date of issuance.

•	Series K warrants to purchase up to 1,993,940 ADSs at an exercise price of $12.375 per ADS for an aggregate exercise price of up to $24.7 million. The Series K warrants are immediately exercisable and will expire on the earlier of (i) 30 days after the public announcement of the Company’s sale of a Priority Review Voucher (PRV) and (ii) five years from the date of issuance.

In lieu of ADSs, certain investors are purchasing pre-funded warrants at a combined purchase price of $8.2499 per pre-funded warrant and accompanying warrants, which equals the purchase price per ADS and accompanying warrants less $0.0001, which is in turn equal to the exercise price of each pre-funded warrant. The private placement is expected to close on or about October 14, 2025 subject to satisfaction of customary closing conditions.

Quoin intends to use the upfront net proceeds from the private placement for general corporate purposes, which may include operating expenses, research and development, including completion of clinical development of QRX003 for Netherton Syndrome, working capital, future acquisitions and general capital expenditures. The aggregate net proceeds (assuming the cash exercise of all accompanying warrants) are expected to be sufficient to fund the Company into 2027.

The offer and sale of the foregoing securities, including the ADSs, pre-funded warrants, and accompanying common warrants, are being made in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, and the securities have not been registered under the Securities Act or applicable state securities laws. Accordingly, the securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the ADS purchased in the private placement and the ADS underlying the warrants.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

About Quoin Pharmaceuticals Ltd.

Quoin Pharmaceuticals Ltd. is a late clinical-stage specialty pharmaceutical company focused on developing and commercializing therapeutic products that treat rare and orphan diseases. We are committed to addressing unmet medical needs for patients, their families, communities and care teams. Quoin’s innovative pipeline comprises three products in development that collectively have the potential to target a broad number of rare and orphan indications, including Netherton Syndrome, Peeling Skin Syndrome, SAM Syndrome, Palmoplantar Keratoderma, Scleroderma, Microcystic Lymphatic Malformations, Venous Malformations, Angiofibroma and others. For more information, visit www.quoinpharma.com or LinkedIn for updates.

Cautionary Note Regarding Forward Looking Statements

The Company cautions that statements in this press release that are not a description of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” “look forward to,” and “will,” among others. All statements that reflect the Company’s expectations, assumptions, projections, beliefs, or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to: the Company’s ability to consummate the closing of the offering when intended and the intended use of proceeds, the Company’s ability to satisfy closing conditions for the offering, the filing of a registration statement with the Securities and Exchange Commission registering the resale of the ADS purchased in the private placement and the ADS underlying the warrants, whether or when the Company may receive Type C meeting minutes from the FDA and the content thereof, whether or when the primary endpoints of the monotherapy pivotal trial or the adjuvant pivotal trial of QRX003 for the treatment of Netherton Syndrome may be met, whether or when the Company may receive either accelerated or traditional approval by the FDA of QRX003 for the treatment of Netherton Syndrome, whether or when the company may sell a Priority Review Voucher (PRV), the development of a safe and effective treatment for the Netherton Syndrome community and Quoin’s belief that its products in development collectively have the potential to target a broad number of rare and orphan indications, including Netherton Syndrome, Peeling Skin Syndrome, Palmoplantar Keratoderma, Scleroderma, Epidermolysis Bullosa and others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the clinical studies may not generate the results anticipated, the Company ability to recruit additional pediatric subjects, or the clinical studies not generating data which is sufficiently robust and comprehensive to support an NDA filing and the Company’s ability to obtain regulatory approvals. More detailed information about the risks and uncertainties affecting the Company is summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in other filings the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

For further information, contact:

Quoin Pharmaceuticals Ltd.
Michael Myers, Ph.D., CEO
mmyers@quoinpharma.com

Investor Contact:

PCG Advisory
Jeff Ramson
jramson@pcgadvisory.com
(646) 863-6341